UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Baltia Air Lines, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

BALTIA AIR LINES, INC.

804 Willow Run Airport

Ypsilanti, MI 48198

April 24, 2017

To the Stockholders of Baltia Air Lines, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Baltia Air Lines, Inc., a New York corporation (the “Company”), to be held at 10:00 a.m. Eastern Standard Time on May 11, 2017, at Stewart International Airport, Hangar G at 169 NY-17K, Newburgh, New York 12550, to consider and vote upon the following proposals:

1.	An amendment (the “Name Change Amendment”) to our Certificate of Incorporation to change the name of the Company from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” such name change to occur at such time and date, as determined by the Board of Directors (the “Board”) of the Company in its sole discretion (the “Name Change Proposal”); and

2.	An amendment to Article III of the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s capital stock at a ratio of between one-for-25 and one-for-50, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (which is referred to as the “Reverse Split Proposal”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NAME CHANGE PROPOSAL AND “FOR” THE APPROVAL OF THE REVERSE SPLIT PROPOSAL.

Pursuant to the provisions of the Company’s bylaws, as amended, the Board has fixed the close of business on April 20, 2017 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on April 20, 2017 are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement for a more complete statement of matters to be considered at the Special Meeting.

Your vote is very important to us regardless of the number of shares you own. Whether or not you are able to attend the Special Meeting in person, please read the proxy statement and promptly vote your proxy by completing, dating, signing and returning the enclosed printed form of proxy via mail or electronic mail to Standard Registrar and Transfer Company, Inc. in order to assure representation of your shares at the Special Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Special Meeting and vote in person.

By Order of the Board of Directors,

/s/ Anthony D. Koulouris
Anthony D. Koulouris
Chairman of the Board and President

BALTIA AIR LINES, INC.

804 Willow Run Airport

Ypsilanti, MI 48198

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on May 11, 2017

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Baltia Air Lines, Inc. (the “Company”) for use at the Special Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. Eastern Standard Time on May 11, 2017, at Stewart International Airport, Hangar G at 169 NY-17K, Newburgh, New York 12550, for the following purposes:

1.	To approve an amendment (the “Name Change Amendment”) to our Certificate of Incorporation to change the name of the Company from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” such name change to occur at such time and date, as determined by the Board in its sole discretion (the “Name Change Proposal”); and

2.	To approve an amendment to Article III of the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s capital stock at a ratio of between one-for-25 and one-for-50 (the “Reverse Split”), with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (which is referred to as the “Reverse Split Proposal”); and

The Board unanimously recommends a vote “FOR” the approval of the Name Change Proposal and “FOR” the approval of the Reverse Split Proposal.

Holders of record of our common stock at the close of business on April 20, 2017 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. However, to assure your representation at the Special Meeting, please vote your proxy by completing, dating, signing and returning the enclosed printed form of proxy via mail or electronic mail to Standard Registrar and Transfer Company, Inc.  Even if you have previously submitted your proxy, you may choose to vote in person at the Special Meeting. Whether or not you expect to attend the Special Meeting, please read the proxy statement and then promptly vote your proxy in order to ensure your representation at the Special Meeting.

Each share of common stock entitles the holder thereof to one (1) vote, and each share of Series C Preferred Stock is entitled to 38,461 votes voting together with the common stock as one class. If all of our stockholders vote their common stock and preferred stock as of the Record Date at the Special Meeting there will be an aggregate of 9,599,867,558 votes cast at the Special Meeting.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a majority of the aggregate of the issued and outstanding shares of common stock and preferred stock is required to approve the Name Change Proposal and the Reverse Split Proposal.

A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about April 25, 2017.

By Order of the Board,

/s/ Anthony D. Koulouris
Anthony D. Koulouris
Chairman of the Board and President

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE NAME CHANGE PROPOSAL AND THE REVERSE SPLIT PROPOSAL.

v

PROXY STATEMENT

BALTIA AIR LINES, INC.

SPECIAL MEETING OF STOCKHOLDERS

to be held at 10:00 a.m. Eastern Standard Time on May 11, 2017 at Stewart International Airport, Hangar G located at 169 NY-17K, Newburgh, New York 12550

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

Baltia Air Lines, Inc. (the “Company”) has delivered printed versions of these materials by mail to holders of record of common stock and Series C preferred stock for use at our Special Meeting of Stockholders (the “Special Meeting”), which will take place on May 11, 2017 at 10:00 a.m. Eastern Standard Time, at Stewart International Airport located at 169 NY-17K, Newburgh, New York 12550, and any postponement(s) or adjournment(s) thereof.

This proxy statement gives you information on each of the proposals put forth by the board of directors of the Company (the “Board”) so that you can make an informed decision. These materials were first sent or given to all stockholders of record entitled to vote at the Special Meeting on or about April 20, 2017.

In this proxy statement, we refer to Baltia Air Lines, Inc. as the “Company,” “we,” “us” or “our” or similar terminology.

What is included in these materials?

If you are a holder of record of our common stock, par value $0.0001 per share (“Common Stock”), and our Series C Preferred Stock, par value $0.01 per share (the “Series C Preferred Stock”), you will have received a printed version of the proxy materials, which include:

•	This proxy statement for the Special Meeting; and

•	A proxy card along with voting instructions.

Who can vote at the Special Meeting of stockholders?

Stockholders who owned shares of our Common Stock and stockholders who owned shares of our Series C Preferred Stock on April 20, 2017 (the “Record Date”) may attend and vote at the Special Meeting. There were 9,442,175,250 shares of Common Stock and 4,100 shares of Series C Preferred Stock outstanding on the Record Date.

How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote and each share of Series C Preferred Stock is entitled to 38,461 votes. If all of our stockholders vote their shares as of the Record Date at the Special Meeting there will be an aggregate of 9,599,867,558 votes cast at the Special Meeting.

What is the proxy card?

The proxy card enables you to appoint Anthony D. Koulouris, our President and Chairman of the Board, and/or Walter Kaplinsky, our Secretary, as your representative at the Special Meeting. By completing and returning the proxy card (via mail and/or electronic mail as described herein), you are authorizing these persons to vote your shares at the Special Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting, it is strongly recommended that you complete and return your proxy card before the Special Meeting date just in case your plans change. If a proposal comes up for vote at the Special Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

1

What am I voting on?

You are being asked to vote:

1.	To amend (the “Name Change Amendment”) our Certificate of Incorporation to change the name of the Company from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” such name change to occur at such time and date, as determined by the Board in its sole discretion (the “Name Change Proposal”); and

2.	To amend Article III of the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split (the “Reverse Split”) of the Company’s capital stock at a ratio of between one-for-25 and one-for-50, with such ratio to be determined at the sole discretion of the Board and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (which is referred to as the “Reverse Split Proposal”).

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” the approval of the Name Change Proposal and “FOR” the approval of the Reverse Split Proposal.

 What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Standard Registrar and Transfer Company, Inc., you are a “stockholder of record” who may vote at the Special Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Special Meeting. Whether or not you plan to attend the Special Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Special Meeting.

If I am a holder of record of Common Stock, how do I vote?

There are three ways to vote:

(1)          In person. If you are a holder of record of our Common Stock, you may vote in person at the Special Meeting. The Company will give you a ballot when you arrive.

(2)          By mail. As described above, all holders of record of our Common Stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3)          By email. As described above, all holders of record of our Common Stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it via electronic mail to amy@standardregistrar.com.

2

If I am a holder of Series C Preferred Stock, how do I vote?

There are three ways to vote:

(1)          In Person. If you are a holder of record of Series C Preferred Stock, you may vote at the Special Meeting. The Company will give you a ballot when you arrive.

(2)          By mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3)          By email. You may vote by proxy by filling out the proxy card and sending it via electronic mail to amy@standardregistrar.com

If I am a beneficial owner of shares of our Common Stock held in street name, how do I vote?

There are three ways to vote:

(1)          In person. If you are a beneficial owner of shares of our Common Stock held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(2)          By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(3)          By email. You may vote by proxy by filling out the vote instruction form and sending it via electronic mail to amy@standardregisrar.com.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

•	sending a written notice to Walter Kaplinsky, our corporate Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Special Meeting; or

•	attending the Special Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name and you wish to attend and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?

You may vote “for,” “against” or “abstain” on each of the proposals being placed before our stockholders. Abstentions, and broker non-votes, will be counted for the purpose of determining whether a quorum is present at the Special Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “routine” matters. The Name Change Proposal and the Reverse Split Proposal are “routine” matters. Thus, in tabulating the voting result for these two proposals, shares that constitute broker non-votes are considered votes cast on those proposals.

3

How many shares must be present or represented to conduct business at the Special Meeting?

Under New York law, the quorum requirement for holding the Special Meeting is one-third of the votes of shares entitled to vote. Broker non-votes are not counted for the purpose of determining the presence of a quorum. In order to meet the quorum requirement for holding the Special Meeting and transacting business, holders of a total of 3,186,622,519 shares must be present in person or represented by proxy at the Special Meeting.

How many votes are required to approve the Proposals?

The affirmative vote of a majority of the issued and outstanding securities entitled to vote at the Special Meeting by the holders of such securities is required for approval of the Name Change and Reverse Split Proposals.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” the Name Change Proposal and “FOR” the Reverse Split Proposal.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election at the Special Meeting and then published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

You can contact our President, Anthony D. Koulouris, by telephone at (718) 917-8052, by email at anthony.koulouris@baltia.com, or by sending a letter to Mr. Koulouris at the Company’s offices at 804 Willow Run Airport, Ypsilanti, MI 48198 with any questions about proposals described in this proxy statement or how to execute your vote.

4

THE SPECIAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Baltia Air Lines, Inc., as part of the solicitation of proxies by our Board for use at the Special Meeting to be held on May 11, 2017, and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held on at 10:00 a.m. Eastern Standard Time on May 11, 2017, at Stewart International Airport, Hangar G, located at 169 NY-17K, Newburgh, NY 12550, or such other date, time and place to which the Special Meeting may be adjourned or postponed. You are cordially invited to attend the Special Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.	To amend (the “Name Change Amendment”) our Certificate of Incorporation to change the name of the Company from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” such name change to occur at such time and date, as determined by the Board in its sole discretion (the “Name Change Proposal”); and

2.	To amend Article III of the Certificate of Incorporation to effect a Reverse Split of the capital stock at a ratio of between one-for-25 and one-for-50, with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (referred to as the “Reverse Split Proposal”).

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote (i) “FOR” the Name Change Proposal and (ii) “FOR” the Reverse Split Proposal.

Record Date and Voting Power

Our Board fixed the close of business on April 20, 2017, as the Record Date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Special Meeting. As of the Record Date, there were securities entitled to 9,599,867,558 votes (which includes 157,692,308 votes of the holders of the Company’s Series C Preferred Stock on an as-converted to Common Stock basis).

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if the holders of securities entitled to 3,186,622,519 votes (representing one-third of the Common Stock and Preferred Stock outstanding and entitled to vote at the Special Meeting) is represented in person or by proxy. Abstentions and broker non-votes, will count as present for purposes of establishing a quorum.

The Name Change Proposal requires the affirmative vote of a majority of the issued and outstanding securities entitled to vote. Abstentions and broker non-votes will count as votes against this proposal.

The Reverse Split Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of securities of the Company. Abstentions and broker non-votes will count as votes against this proposal.

5

Voting

There are three ways to vote if you are a holder of record of Common Stock:

(1)          In person. If you are a holder of record of Common Stock, you may vote in person at the Special Meeting. The Company will give you a ballot when you arrive.

(2)          By mail. As described above, all holders of record of our Common Stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3)          By email. As described above, all holders of record of our Common Stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it via electronic mail to amy@standardregistrar.com.

There are two ways to vote if you are a holder of record of Series C Preferred Stock:

There are three ways to vote:

(1)          In Person. If you are a holder of record of Series C Preferred Stock, you may vote in person at the Special Meeting. The Company will give you a ballot when you arrive.

(2)          By mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

(3)          By email. You may vote by proxy by filling out the proxy card and sending it via electronic mail to amy@standardregistrar.com

There are three ways to vote if you are a beneficial owner of shares of Common Stock held in street name:

(1)          In person. If you are a beneficial owner of shares of Common Stock held in street name and you wish to vote in person at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(2)          By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

(3)         By email. You may vote by proxy by filling out the vote instruction form and sending it via electronic mail to amy@standardregistrar.com.

A special note for those who plan to attend the Special Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares of Common Stock as of the Record Date. In addition, you will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares of Common Stock.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares of Common Stock at the Special Meeting in the manner you direct. You may vote for or withhold your vote for each proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Name Change Proposal and “FOR” the Reverse Split Proposal.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Walter Kaplinsky, Secretary of the Company, by telephone at (718) 917-8052 or by email at walter.kaplinsky@baltia.com.

Stockholders who hold their shares of Common Stock in “street name,” meaning that a broker or other nominee is the record holder of their Common Stock, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Special Meeting.

6

Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, mail and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with our Secretary (Baltia Air Lines, Inc., 804 Willow Run Airport, Ypsilanti, Michigan 48198) either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Special Meeting and voting in person.

Simply attending the Special Meeting will not constitute revocation of your proxy. If your shares of Common Stock are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

No Right of Appraisal

None of New York law, our Certificate of Incorporation or our bylaws, as amended (the “Bylaws”), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Principal Offices

The principal executive offices of the Company are located at 804 Willow Run Airport, Ypsilanti, Michigan 48198. The Company’s telephone number at such address is (718) 917-8052.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL AND “FOR” THE REVERSE SPLIT PROPOSAL.

7

PROPOSAL 1

THE NAME CHANGE PROPOSAL

Introduction

On April 10, 2017, at a meeting of our Board, the Board unanimously adopted the Name Change Amendment to Article I of our Certificate of Incorporation to change the Company’s name from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” such Name Change to occur at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Name Change Amendment.

Effecting the Name Change Amendment requires that Article I of our Certificate of Incorporation be amended. The amended text replacing the current Article I of the Certificate of Incorporation shall replace the current name of the Company, “Baltia Air Lines, Inc.” with “USGlobal Airways, Inc.”.

If approved, the Name Change Amendment will be effective upon the filing of such amendment to the Certificate of Incorporation  with the Secretary of State of New York with such filing to occur, if at all, at the sole discretion of the Board.

Stockholders will not be required to exchange outstanding stock certificates for new stock certificates if the Name Change Amendment is adopted and the Board, in its sole discretion, determines to effect the Name Change. When the Board effectuates the name change, the Company expects to change its trading symbol from “BLTA” to “USGL,” it being understood that such symbol may not be available at the time of the name change and it further being understood that the Board, in its sole discretion, may choose a new symbol, whether or not “USGL” is available, at the time of the name change.

Reason for the Name Change Proposal

In the second quarter of 2016, we commenced a companywide restructuring and reorganization plan under the direction of Anthony D. Koulouris, our President, to improve operating efficiencies and reduce operating costs, including making changes in our executive team. In connection with this restructuring and reorganization plan, the Board believes that it is advisable for the Company to change the Company’s name from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.” to provide the Company with a new identity moving forward.

Text of Proposed Amendment; Effectiveness

The proposed Amendment will change Article I of the Certificate of Incorporation to replace the current name of the Company, “Baltia Air Lines, Inc.” with “USGlobal Airways, Inc.” The Name Change Amendment will become effective upon its filing with the Secretary of State of New York.

Required Vote

Approval of the Name Change Proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock and Series C Preferred Stock voting as one class. Abstentions are considered present for purposes of establishing a quorum but will count as a vote against the Name Change Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NAME CHANGE PROPOSAL.

8

PROPOSAL 2

THE Reverse split proposal

Introduction

On April 10, 2017, at a meeting of our Board, the Board acted unanimously to adopt the Reverse Split Proposal to amend Article III of our Certificate of Incorporation to effect a Reverse Split of our Common Stock at a ratio of between one-for-25 and one-for-50, with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article III of our certificate of incorporation (the “Certificate of Incorporation”) be amended to include a reference to the Reverse Split as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 2,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

Upon the effectiveness of the amendment to the certificate of incorporation containing this sentence (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of New York shall be automatically changed and reclassified into a smaller number of shares such that each [    ] shares of issued Common Stock shall be changed into one new share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders' old stock certificate. No stockholders will receive cash in lieu of fractional shares.”

If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), with the Secretary of State of New York, with such filing to occur, if at all, at the sole discretion of the Board.

One principal effect of the Reverse Split would be to decrease the number of authorized and outstanding shares of our Common Stock (including the proportionate number of shares of Common Stock issuable upon conversion of our Series C Convertible Preferred Stock, par value $0.01 per share (the “Preferred Stock”), as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold Common Stock or Preferred Stock) since each stockholder would hold the same percentage of our Common Stock or Preferred Stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split. The number of shares of Preferred Stock authorized will not be subject to the Reverse Split.

The table below sets forth the number of shares of our Common Stock outstanding before and after the Reverse Split based on 9,442,175,250 shares of Common Stock outstanding as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for-25 Reverse Split	Assuming a one-for-30 Reverse Split	Assuming a one-for-40 Reverse Split	Assuming a one-for-50 Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	9,442,175,250	377,687,010	314,739,175	236,054,381	188,843,505

9

The Reverse Split will not have any dilutive effect on our stockholders as the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will remain the same.

The total number of authorized shares of Common Stock will not be reduced in proportion to the reverse stock split, but will be reduced from 9,986,000,000 to 2,000,000,000 shares upon the Reverse Split. The number of shares of Preferred Stock authorized will be not be subject to or affected by the Reverse Split.

The Reverse Split is not part of a broader plan to take us private.

Reasons for the Reverse Split

The Board’s primary objective in proposing the Reverse Split is to raise the per share trading price of our Common Stock. Our Common Stock currently trades on OTC PINK under the symbol “BLTA.”

Our Board also believes that the Reverse Split and any resulting increase in the per share price of our Common Stock will enhance the acceptability and marketability of our Common Stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock, although we have not been told by them that is the reason for not investing in our Common Stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split. Even with the maximum reverse of one-for-50, the stock price will still be less than $0.05 if the stock price increases proportionately with the reverse split.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our Common Stock by up to factor of twenty. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Common Stock will increase the market price of our Common Stock, we cannot assure you that the Reverse Split will increase the market price of our Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Common Stock could encourage interest in our Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split. In addition, since the number of authorized shares will be reduced by a smaller percentage than the number of outstanding shares of Common Stock, the Reverse Split would allow the Company to issue additional shares in the future. Other than the sale of Series C Preferred Stock, the Company does not currently have plans to issue additional shares of Common Stock.

10

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of New York. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of New York to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of New York (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Common Stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 10,000 shares of our Common Stock, you would hold 400 shares of our Common Stock following the Reverse Split if the ratio is one-for-25 or you would hold 200 shares of our Common Stock if the ratio is one-for-50.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our Common Stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our Common Stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our Common Stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our Common Stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our Common Stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Common Stock or Preferred Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Common Stock or Preferred Stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of Common Stock following the Reverse Split, that stockholder will receive certificate representing 151 shares of Common Stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 1,119 holders of record of our Common Stock (although we have significantly more beneficial holders) and five holders of record of our Preferred Stock. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

11

Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the Certificate of Amendment will concurrently therewith reduce the authorized number of shares of our Common Stock from 9,986,000,000 to 2,000,000,000. The authorized number of shares of our Preferred Stock will stay the same. Thus, following the Reverse Split, the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance will go down as the authorized shares available for issuance will be reduced in a lesser proportion to the reduction in shares outstanding.

In accordance with our Certificate of Incorporation and New York law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The outstanding Common Stock and Preferred stock will not be diluted as a result of the transaction. The Common Stock and Preferred Stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued Common Stock or Preferred Stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to Common Stock and Preferred Stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our Common Stock and Preferred Stock outstanding.

12

Federal Income Tax Consequences

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock and Preferred Stock. This summary addresses the tax consequences only to a beneficial owner of our Common Stock and Preferred Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock or Preferred Stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to persons who may be subject to special treatment under U.S. federal income tax law or persons that do not hold our Common Stock or Preferred Stock as “capital assets” (generally, property held for investment). This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock or Preferred Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock or Preferred Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the Common Stock or Preferred Stock received pursuant to the Reverse Split should equal the aggregate tax basis in the Common Stock or Preferred Stock surrendered and the holding period for the Common Stock or Preferred Stock received should include the holding period for the Common Stock or Preferred Stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth as follows:

“The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) and 2,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

Upon the effectiveness of the amendment to the certificate of incorporation containing this sentence (the “Split Effective Time”) each share of the Common Stock issued and outstanding immediately prior to the date and time of the filing hereof with the Secretary of State of New York shall be automatically changed and reclassified into a smaller number of shares such that each [    ] shares of issued Common Stock shall be changed into one new share of Common Stock. Notwithstanding the immediately preceding sentence, there shall be no fractional shares issued and, in lieu thereof, a holder of Common Stock on the Split Effective Time who would otherwise be entitled to a fraction of a share as a result of the reclassification, following the Split Effective Time, shall receive a full share of Common Stock upon the surrender of such stockholders' old stock certificate. No stockholders will receive cash in lieu of fractional shares.”

If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of New York.

Required Vote

Approval of the Reverse Split Proposal requires the affirmative vote of a majority of voting rights of the issued and outstanding shares of Common Stock and Preferred Stock entitled to vote at the Special Meeting, voting as one class. Abstentions are considered present for purposes of establishing a quorum but will have the effect of a vote against the Reverse Split Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE Reverse Split PROPOSAL.

13

OTHER INFORMATION

Principal Stockholders

The following table sets forth the total number of shares beneficially owned, as of April 20, 2017, by:

•	each person known by us at that date to be the beneficial owner of more than 5% of the outstanding shares of our common stock based solely on such person’s filings with the Securities and Exchange Commission;
•	each of our officers and directors as of such date; and
•	each of our officers and directors as of such date, as a group.

As used in the table below, the term beneficial ownership with respect to the common stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of the common stock) or sole or shared investment power (which include the power to dispose, or direct the disposition of, the shares of common stock). Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if the security holder possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

As of April 20, 2017, there were 9,442,175,250 shares of common stock, 66,500 shares of Series A preferred stock, 0 shares of Class B preferred stock and 4,100 shares of Series C preferred stock outstanding. The Series A and Class B Preferred Stock do not provide for voting.

Entity/Person	Common Stock	% of Class	Series C Preferred Stock	% of Class
Directors and Officers
Anthony D. Koulouris (Chairman and President) (1)	121,962,453	1.29%	0	0
Vick Luis Bolanos (Director) (2)	646,257,001	6.84%	0	0
Walter Kaplinsky (Director and Secretary) (3)	71,712,206	*	0	0
Felix Malitsky (Director)	0	0	0	0
Sheryle Milligan (Chief Operating Officer)	10,000,000	*	0	0

Directors and Officers as a Group (Total of 5 persons)	849,931,860	9.0%	0	0

Other 5% holders
John Drago (4) 1911 Route 110 Farmingdale, NY 11735	1,032,429,124	10.93%	2,500	60.98%

Estate of Igor Dmitrowsky	846,914,325	8.98%	0	0

* Denotes holders of less than one percent.

14

Unless otherwise indicated, the principal address of these stockholders is: c/o Baltia Air Lines, Inc., 804 Willow Run Airport, Ypsilanti, Michigan 48198.

(1) Includes certain shares owned by Mr. Koulouris’ wife and minor children. Also includes certain shares held in the name of Koulouris Enterprises LLC, for which Mr. Koulouris is the managing member and has sole voting and dispositive power over the shares held thereby.

(2) Includes shares held in the name of Eastern Construction & Electric Inc., for which Mr. Bolanos serves as President and has sole voting and dispositive powers over the shares held thereby. Also includes shares held by Mr. Bolanos’ wife.

(3) Includes certain shares owned by Mr. Kaplinsky’s wife.

(4) Includes certain shares owned by Mr. Drago’s wife.

15

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: William Kassar, Jr. Mr. Kassar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 9,442,175,250 shares of Common Stock outstanding. As of the Record Date, there were 4,100 shares of Series C Preferred Stock issued or outstanding. Stockholders are entitled to one vote for each share of Common Stock owned; and holders of Series C Preferred Stock are entitled to 38,461 votes per share of Series C Preferred Stock, voting as one class with the Common Stock. The affirmative vote of a majority of the voting rights of the outstanding shares of Common Stock and Preferred Stock, in person or by proxy, is required for approval of the proposals. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

Additional Information

We are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Anthony D. Koulouris, President of the Company, at 400 Willow Run Airport, Ypsilanti, Michigan 48198.

16

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ANTHONY D. KOULOURIS AND WALTER KAPLINSKY, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF BALTIA AIR LINES, INC. HELD OF RECORD BY THE UNDERSIGNED ON APRIL 20, 2017, AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2017, OR ANY ADJOURNMENT THEREOF.

1.	To approve the amendment to Article I of the Company’s Certificate of Incorporation, as amended, to change the Company’s name from “Baltia Air Lines, Inc.” to “USGlobal Airways, Inc.,” with such name change to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To approve an amendment to Article III of the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s authorized and outstanding capital stock, at a ratio of between one-for-25 and one-for-50, with such ratio to be determined at the sole discretion of the Board with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BALTIA AIR LINES, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it Baltia Air Lines, Inc. c/o Standard Registrar and Trust Company, Inc., 440 East 400 South, Suite 200, Salt Lake City, UT 84111, Attn: Amy Merrill, or via electronic mail to amy@standardregistrar.com.

17